UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05820

BROOKFIELD TOTAL RETURN FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD TOTAL RETURN FUND INC

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: September 30, 2015

Date of reporting period: March 31, 2015

Item 1. Reports to Shareholders.

Brookfield Investment Management
2015
SEMI-ANNUAL REPORT
March 31, 2015
Brookfield Total Return Fund Inc.

IN PROFILE
Brookfield Asset Management Inc. is a global alternative asset manager with over $200 billion in assets under management as of March 31, 2015. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds and various commingled vehicles.
Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment adviser. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate credit and securitized credit strategies. Headquartered in New York, NY, Brookfield Investment Management also maintains offices and investment teams in Toronto, Chicago and Boston and has over $19 billion of assets under management as of March 31, 2015.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED
© Copyright 2015. Brookfield Investment Management Inc.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Stockholders

Dear Stockholders,
I am pleased to provide the Semi-Annual Report for Brookfield Total Return Fund Inc. (“HTR” or the “Fund”) for the six month period ended March 31, 2015.
Capital market activity over the six-month period was influenced by several key factors, leading to ongoing volatility and modest performance results. The dramatic decline in oil prices during the latter half of 2014 created areas of opportunity as well as areas of concern. While the decline is expected to benefit consumer spending, the magnitude of the price move has heightened concerns over the health of oil-based sectors and economies. Importantly, although oil prices appear to have stabilized in recent months, the ripple effects of the recent decline are not yet fully understood and financial markets continue to follow trends closely.
Global monetary policy activity remains a key focus as well, with the European Central Bank embarking on an aggressive new stimulus program while the U.S. Federal Reserve has signaled an increase in base rates may occur later this year. Although the Federal Reserve has stated that any increase in base rates will be dependent upon continued economic growth and preliminary signs of inflation, the beginning of a tightening phase in the U.S. is likely to create further volatility.
In addition, the widening divergence between monetary policy in the U.S. and other major developed markets has led the U.S. dollar to rise sharply against most major currencies and U.S. bonds to rally, as downward pressure from the rest of the world has been a powerful force. Within this environment over the last six months, the 10-year U.S. Treasury rate declined by 58 basis points, ending the period at 1.94%.
Given recent market developments, we believe that while rates will eventually rise, the rate environment is likely to remain much lower than historical averages for a longer period of time. Accordingly, we continue to expect income-producing asset classes to benefit from a low-yield, low growth economic climate, particularly those asset classes with the potential to offer a combination of yield, stability and growth.
In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s unaudited financial statements as of March 31, 2015.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
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Brookfield Total Return Fund Inc.

OBJECTIVE AND STRATEGY
Brookfield Total Return Fund Inc. (the “Fund”) is a diversified, closed-end fund whose primary objective is to provide high total return, including short and long-term capital gains and a high level of current income. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities. No assurance can be given that the Fund's investment objectives will be achieved.
Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service their obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund's investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund's shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.
Management Discussion of Fund Performance
For the six month period ended March 31, 2015, Brookfield Total Return Fund Inc. (NYSE: HTR) (the “Fund”) had a total return based on net asset value of 2.38% and a total return based on market price of 1.76%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $24.27 on March 31, 2015, the Fund’s shares had a distribution rate of 9.39%. The distribution rate is calculated as the annualized amount of the reporting period’s most recent monthly distribution declared divided by the stated stock price. The 5-Year U.S. Treasury returned 2.90% over the six month period.
The Fund’s performance over the period was driven by income but was impacted by spread widening in corporate exposures to energy. The Fund’s allocations to credit, such as non-Agency Residential Mortgage-Backed Securities (“MBS”) and Commercial MBS (“CMBS”) continued to post stable returns, even during what is typically a period of seasonal slowdown in housing data.
As of March 31, 2015, the Fund had approximately 7% of total investments invested in Agency MBS. The majority of the Fund’s Agency MBS is allocated to seasoned, higher coupon securities that we view as less likely to be impacted as interest rates increase, or as the Federal Reserve exits from its balance sheet exposure. Within the Fund’s portfolio, the exposure to asset-backed securities (“ABS”), non-Agency MBS and CMBS represented approximately 83% of total investments as of March 31, 2015. The Fund had approximately 8% of total investments invested in corporate bonds and approximately 2% of total investments invested in preferred stocks. We believe that to the extent the economy remains on track, we will likely see continued improvement in the Fund’s non-Agency MBS assets, many of which remain at discount dollar prices. As of March 31, 2015, the average market price was $98 for fixed rate CMBS, $97 for floating rate CMBS, $92 for fixed rate non-Agency MBS and $70 for floating rate non-Agency MBS. We believe the Fund’s commercial real estate exposures, many of which are seasoned, will continue to provide a stable source of income.
The Fund’s strategy remains focused on earning income and on capturing upside in the private label Residential MBS universe. Unlike other fixed-income securities, some non-Agency MBS has differentiated upside available given that the expectations priced into security cash flows, for mortgage losses or for mortgage prepayments remains conservative when compared to the range of potential end results. We expect to see some performance
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improvements filter their way into cash flows, beginning this summer. We also expect, among sectors, that MBS and ABS will remain lower in volatility given current levels of technical and fundamental support. We continue to manage the Fund’s sensitivity to interest rate changes towards the lower end of the historical range for the Fund.
MARKET ENVIRONMENT
The lower, longer view for future interest rates remains in vogue. Recent economic data has been mixed at best, with some weakness in employment, consumer and manufacturing numbers. With the sharp decline in oil prices, and the increase in the U.S. dollar, there is some drag to be expected in terms of GDP in the near term. Further, we have not seen the boost to consumer spending that we expected given the sharp decline in gasoline prices that should accrue to the benefit of the consumer.
In our view, with the support of some good but not great economic data, a forward view for interest rates of “lower, longer”, is more likely to mean a lower than expected limit to the longer-end of the yield curve as opposed to zero short-term interest rates for a prolonged period of time.
Over the past two quarters, the interest rate curve, as measured by the difference between the two-year U.S. Treasury and the 10-year U.S. Treasury, has flattened by over 55 basis points. With the U.S. 10-year interest rates below 2%, interest rates are back to the lower end of the range we expect to see. As well, the forward curve for LIBOR now barely exceeds 2.50% in the very long term. New economic stimulus in Europe will also likely keep pressure on U.S. rates, with the German 10-year Bund rate hovering very close to zero percent.
Residential delinquency rates continue to decline. According to the Mortgage Bankers Association, the total delinquency rate as of the fourth quarter of 2014 was 5.68%. The delinquency rate decreased for the seventh consecutive quarter and reached the lowest level since the third quarter of 2007. This level is down nearly 45% from the peak of 2010 and CMBS delinquency rates are also down, now 5.6%, from a peak of 10.6% seen in 2012.
2014 marked the fifth anniversary of the Home Affordable Modification Program, or HAMP. This means that the earliest modifications under the HAMP program are loans now coming to their first mortgage rate step-up. Over time, as a greater number of these loans step-up, we will see if these rate step-ups provide refinance incentive to borrowers who have cured their credit, if borrowers will pay the increased mortgage rates or if weaker borrowers will default. The rate step-ups could provide potential for an increase in cash flows to non-agency MBS as more loans hit their fifth anniversary.
Residential mortgage credit provision remains quite limited due to regulatory obstacles. Outside of Agency guaranteed mortgage instruments, there is limited issuance of MBS. Instead, most mainstream mortgage loans are being sold to U.S. banks, given the preferential regulatory treatment for cleaner, larger balance mortgage loans. This lack of supply continues to provide a very supportive technical backdrop for MBS generally and for non-Agency MBS specifically. As well, we have seen annualized price volatility decline to very low levels, and this has continued to expand the buyer base.
The limited access to mortgage credit is the most important argument supporting the idea that home prices are nowhere near bubble territory. Regulation, litigation and other issues all continue to limit access to mortgage credit continuing to weigh on housing metrics like new home sales. While many housing measures have remained weak, data related to housing supply has been very strong as trends like limited building, reduction in distressed inventory and very low levels of housing supply generally have contributed to home price index increases. Home prices, as measured by CoreLogic, have continued to increase. CoreLogic’s index, including distressed sales, increased 4.5% in 2014. This real estate appreciation is important. On the residential side, household net worth has improved which provides support to the economy. An increase in home price results in lower loan-to-value ratio, which helps a borrower to re-gain lost equity, and to come closer to meeting standards required to refinance at the low rates available. Higher leverage has been an impediment to both refinancing and to relocation so lower loan to value ratios can result in higher prepayment speed and, in the commercial market, in refinances of
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Brookfield Total Return Fund Inc.

mortgage loans previously thought to have too much leverage. Given current conditions, we expect home prices to continue to improve, albeit at a more stable 4% per annum rate.
The commercial real estate market is very different than the residential market. Whereas residential real estate and the U.S. consumer are now stabilizing after deleveraging, commercial real estate is in a re-leveraging cycle. The RCA Commercial Property Price Index tracking major markets across the country shows a whopping 14.6% increase year-over-year. The tremendous influx of foreign money for commercial real estate in top tier markets has been tremendous, pushing these markets well above the pre-crisis peak in prices. This trend may continue, given the strength of the U.S. dollar. Credit is readily available for commercial properties and access to credit is expanding along with the allowed leverage. Today is the day when it is again important to take stock of risk and how risk is priced. We believe the pricing for risk may not be adequate for more subordinated securities in the more recently issued multi-borrower CMBS deals, particularly given a market that is well into a re-leveraging phase. That said, the more generous terms of credit will facilitate refinancing of more seasoned loans with a higher degree of leverage, a benefit to our seasoned holdings in the CMBS sector.
We have taken a methodical approach to adding securities and adjusting the Fund’s exposure to benefit from these market conditions and believe our scale within the market is appropriate to capture security-specific opportunities. We believe the Fund’s holdings will continue to benefit from solid fundamental improvements playing their way through loan performance and cash flows in both the commercial and residential mortgage markets.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. The Fund may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy,
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completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content.
THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2015 and subject to change based on subsequent developments.
2015 Semi-Annual Report5

Brookfield Total Return Fund Inc.
Portfolio Characteristics  (Unaudited)
March 31, 2015

PORTFOLIO STATISTICS
Annualized distribution rate[1]	9.39%
Weighted average coupon	3.39%
Weighted average life	6.87 years
Average portfolio dollar price (excluding interest-only securities)	$ 88.52
Percentage of fixed securites (excluding cash, equities and interest-only securities)	65.46%
Percentage of floating securities (excluding cash, equities and interest-only securities)	34.54%
Percentage of leveraged assets	27.45%
Total number of holdings	261

CREDIT QUALITY[2]
AAA	14.9%
AA	1.4%
A	8.0%
BBB	6.5%
BB	8.0%
B	22.7%
Below B	38.5%
Total	100.0%

ASSET ALLOCATION
U.S. Government & Agency Obligations	5.4%
Asset-Backed Securities	4.4%
Residential Mortgage Related Holdings	52.2%
Commercial Mortgage Related Holdings	50.8%
Interest-Only Securities	3.6%
Corporate Bonds	10.6%
Preferred Stocks	2.5%
Liabilities in Excess of Other Assets	(29.5)%
Total	100.0%

[1]	Distributions may include dividends from net investment income, capital gains and/or return of capital. The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by March 31, 2015 stock price.
[2]	The higher of an S&P or Moody’s rating was used. If a Moody’s rating was used, we converted such rating to a comparable S&P ratings.
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Schedule of Investments (Unaudited)
March 31, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 5.4%
U.S. Government Agency Collateralized Mortgage Obligations – 0.1%
Federal National Mortgage Association
Series 1997-79, Class PL [1]	6.85%	12/18/27	$ 214	$ 250,680
Total U.S. Government Agency Collateralized Mortgage Obligations				250,680
U.S. Government Agency Pass-Through Certificates – 5.3%
Federal Home Loan Mortgage Corporation
Federal Home Loan Mortgage Corporation	4.00	TBA	2,000	2,136,250
Pool Q03049 [1]	4.50	08/01/41	2,251	2,485,276
Pool C69047 [1]	7.00	06/01/32	348	401,490
Pool C53494 [1]	7.50	06/01/31	44	44,445
Pool C56878 [1]	8.00	08/01/31	48	49,425
Pool C58516 [1]	8.00	09/01/31	39	40,131
Pool C59641 [1]	8.00	10/01/31	211	247,874
Pool C55166 [1]	8.50	07/01/31	102	109,728
Pool C55167 [1]	8.50	07/01/31	64	66,754
Pool C55169 [1]	8.50	07/01/31	61	63,325
Pool G01466 [1]	9.50	12/01/22	289	314,694
Pool 555559 [1]	10.00	03/01/21	64	68,787
Pool 555538 [1]	10.00	03/01/21	93	98,948
Federal National Mortgage Association
Federal National Mortgage Association	3.50	TBA	1,500	1,575,469
Federal National Mortgage Association	4.00	TBA	2,000	2,138,438
Pool 753914 [1]	5.50	12/01/33	999	1,131,638
Pool 761836 [1]	6.00	06/01/33	555	635,731
Pool 948362 [1]	6.50	08/01/37	188	221,274
Pool 555933 [1]	7.00	06/01/32	1,560	1,872,882
Pool 645912 [1]	7.00	06/01/32	336	386,526
Pool 645913 [1]	7.00	06/01/32	483	545,031
Pool 650131 [1]	7.00	07/01/32	402	447,006
Pool 789284 [1]	7.50	05/01/17	17	16,988
Pool 827853 [1]	7.50	10/01/29	33	33,425
Pool 545990 [1]	7.50	04/01/31	576	684,052
Pool 255053 [1]	7.50	12/01/33	121	141,617
Pool 735576 [1]	7.50	11/01/34	703	862,791
Pool 896391 [1]	7.50	06/01/36	330	388,680
Pool 735800 [1]	8.00	01/01/35	419	494,737
Pool 636449 [1]	8.50	04/01/32	359	433,870
Pool 458132 [1]	8.94	03/15/31	637	745,581
Pool 852865 [1]	9.00	07/01/20	395	436,049
Pool 545436 [1]	9.00	10/01/31	304	382,984
Total U.S. Government Agency Pass-Through Certificates				19,701,896
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $18,590,146)				19,952,576

See Notes to Financial Statements.
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Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited) (continued)
March 31, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
ASSET-BACKED SECURITIES – 4.4%
Housing Related Asset-Backed Securities – 4.4%
ACE Securities Corporation Manufactured Housing Trust
Series 2003-MH1, Class A4 [2,3]	6.50%	08/15/30	$ 1,550	$ 1,710,294
Conseco Finance Securitizations Corp.
Series 2001-4, Class A4	7.36	08/01/32	243	266,094
Conseco Financial Corp.
Series 1998-3, Class A6	6.76	03/01/30	997	1,066,822
Series 1997-7, Class A7	6.96	07/15/28	770	794,874
Series 1997-2, Class A6	7.24	06/15/28	87	90,066
Series 1997-6, Class A9	7.55	01/15/29	719	746,848
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class A5	5.87	04/15/40	180	193,674
Series 2001-B, Class A6	6.47	04/15/40	923	1,001,050
Mid-State Capital Corp.
Series 2004-1, Class M1	6.50	08/15/37	4,291	4,596,143
Series 2004-1, Class M2 [4] (Acquired 07/01/04, Cost $3,751,012, 1.1%)	8.11	08/15/37	3,536	4,067,991
Origen Manufactured Housing Contract Trust
Series 2005-B, Class A4	5.91	01/15/37	1,668	1,751,515
Total Housing Related Asset-Backed Securities				16,285,371
Total ASSET-BACKED SECURITIES (Cost $15,948,049)				16,285,371
RESIDENTIAL MORTGAGE RELATED HOLDINGS – 52.2%
Non-Agency Mortgage-Backed Securities – 52.2%
Alternative Loan Trust
Series 2007-OA3, Class 1A1 [5,6]	0.31	04/25/47	6,951	5,850,426
Series 2005-51, Class 4A1 [5,6]	0.50	11/20/35	5,357	4,271,024
Series 2007-2CB, Class 1A15	5.75	03/25/37	962	853,000
Series 2007-12T1, Class A22	5.75	06/25/37	4,061	3,386,638
Series 2006-29T1, Class 2A5	6.00	10/25/36	3,498	3,030,025
Series 2006-41CB, Class 2A17	6.00	01/25/37	1,532	1,363,826
Series 2006-29T1, Class 3A3 [5,7]	76.70	10/25/36	1,011	3,750,562
Asset-Backed Securities Corporation Home Equity Loan Trust
Series 2007-HE1, Class A4 [5,6]	0.31	12/25/36	2,264	1,931,422
Banc of America Funding Corp.
Series 2003-3, Class B4 [4] (Acquired 01/28/04, Cost $177,122, 0.0%)	5.48	10/25/33	191	66,683
Series 2003-3, Class B5 [4] (Acquired 01/28/04, Cost $101,902, 0.0%)	5.48	10/25/33	135	30,879
Banc of America Funding Trust
Series 2006-G, Class 3A2 [5]	5.75	07/20/36	6,073	6,063,174
BCAP LLC Trust
Series 2012-RR4, Class 5A6 [2,3,5]	2.36	05/26/36	4,586	3,261,813
BNC Mortgage Loan Trust
Series 2007-2, Class A5 [6]	0.48	05/25/37	6,131	4,411,425
Carefree Portfolio Trust
Series 2014-CARE, Class F [2,3,5,6]	2.75	11/15/19	4,980	4,606,002

See Notes to Financial Statements.
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Schedule of Investments (Unaudited) (continued)
March 31, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
CD Mortgage Trust
Series 2007-CD4, Class AMFX [1]	5.37%	12/11/49	$ 5,000	$5,229,915
Citicorp Mortgage Securities Trust
Series 2006-3, Class 1A4 [2,3]	6.00	06/25/36	1,982	2,056,614
Citigroup Mortgage Loan Trust
Series 2009-11, Class 8A2 [2,3,5]	2.17	04/25/45	3,244	2,711,878
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2003-J13, Class B3 [4] (Acquired 09/13/07, Cost $41,055, 0.0%)	5.23	01/25/34	229	24,639
Series 2007-5, Class A29	5.50	05/25/37	748	711,722
Series 2006-21, Class A11	5.75	02/25/37	2,463	2,322,795
Series 2004-21, Class A10	6.00	11/25/34	321	338,982
Series 2007-18, Class 1A1	6.00	11/25/37	788	726,621
Series 2006-14, Class A4	6.25	09/25/36	5,008	4,809,061
Credit Suisse Mortgage Trust
Series 2010-19R, Class 5A4 [2,3]	3.25	08/27/36	7,280	7,015,692
First Republic Mortgage Bank Mortgage Pass-Through Certificates
Series 2000-FRB1, Class B3 [4,5] (Acquired 08/30/01, Cost $82,768, 0.0%)	0.67	06/25/30	81	51,975
GMAC Mortgage Corporation Loan Trust
Series 2004-J5, Class M1	5.49	01/25/35	1,517	1,223,779
GSAMP Trust
Series 2006-HE5, Class A2C [5,6]	0.32	08/25/36	4,503	3,919,774
Series 2006-HE8, Class A2C [5,6]	0.34	01/25/37	6,277	5,266,779
GSR Mortgage Loan Trust
Series 2005-6F, Class 1A6	5.25	07/25/35	823	849,051
IXIS Real Estate Capital Trust
Series 2006-HE3, Class A2 [5,6]	0.27	01/25/37	1,003	521,930
Series 2006-HE2, Class A3 [5,6]	0.33	08/25/36	9,736	4,509,150
Series 2006-HE3, Class A4 [5,6]	0.40	01/25/37	774	418,677
JP Morgan Mortgage Trust
Series 2003-A1, Class B4 [4,5] (Acquired 10/29/04, Cost $188,093, 0.0%)	2.11	10/25/33	219	84,930
Series 2003-A2, Class B4 [4,5] (Acquired 10/29/04, Cost $127,448, 0.0%)	2.34	11/25/33	148	39,844
Master Asset Backed Securities Trust
Series 2006-NC3, Class A3 [5,6]	0.27	10/25/36	2,629	1,646,569
Series 2006-NC2, Class A4 [5,6]	0.32	08/25/36	1,692	968,567
Series 2006-NC3, Class A4 [5,6]	0.33	10/25/36	2,807	1,774,588
Series 2006-HE5, Class A3 [5,6]	0.33	11/25/36	5,471	3,725,867
Series 2006-NC3, Class A5 [5,6]	0.35	10/25/36	4,328	2,752,439
Series 2006-HE5, Class A4 [5,6]	0.39	11/25/36	1,846	1,268,382
Series 2006-NC2, Class A5 [5,6]	0.41	08/25/36	628	335,920
Series 2005-NC2, Class A4 [5,6]	0.52	11/25/35	7,043	4,650,592
Mid-State Capital Corp.
Series 2004-1, Class B	8.90	08/15/37	357	396,927
Mid-State Trust IV
Series 4, Class A	8.33	04/01/30	5,313	5,579,835

See Notes to Financial Statements.
2015 Semi-Annual Report9

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited) (continued)
March 31, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Mid-State Trust X
Series 10, Class B [4] (Acquired 01/05/04, Cost $1,611,956, 0.5%)	7.54%	02/15/36	$ 1,692	$ 1,811,820
Nationstar Home Equity Loan Trust
Series 2006-B, Class AV4 [5,6]	0.45	09/25/36	7,795	7,137,289
Nomura Resecuritization Trust
Series 2013-1R, Class 3A12 [2,3,5,6]	0.33	10/26/36	14,656	11,690,095
Series 2014-1R, Class 2A11 [2,3,5]	0.36	02/26/37	15,106	7,805,708
Series 2015-4R, Class 3A8 [2,3]	2.48	02/26/36	9,230	6,553,300
Series 2014-6R, Class 5A7 [2,3]	2.50	04/26/37	4,575	2,996,370
Oakwood Mortgage Investors, Inc.
Series 2001-E, Class A4	6.81	12/15/31	8,615	8,648,150
Series 2001-D, Class A4	6.93	09/15/31	1,140	1,035,459
RAAC Series
Series 2005-SP1, Class M3 [4] (Acquired 08/02/07, Cost $23,237, 0.0%)	5.47	09/25/34	110	1
RALI Trust
Series 2006-QO7, Class 2A1 [5]	0.97	09/25/46	11,775	8,157,559
RESI Finance LP
Series 2006-QO1, Class 2A1 [5,6]	0.44	02/25/46	4,165	2,440,526
Series 2006-QS14, Class A30 [5,7]	79.02	11/25/36	195	604,982
Residential Asset Securitization Trust
Series 2007-QS6, Class A2 [5,7]	54.30	04/25/37	308	682,087
Resix Finance Limited Credit-Linked Notes
Series 2004-S1, Class B1 [4] (Acquired 02/26/04, Cost $159,760, 0.0%)	5.25	02/25/34	171	40,424
Series 2004-S1, Class B2 [4] (Acquired 02/26/04, Cost $0, 0.0%)	5.25	02/25/34	123	7,639
Series 2003-S7, Class B2 [4] (Acquired 05/19/03, Cost $0, 0.0%)	5.50	05/25/33	105	1
Series 2003-CB1, Class B8 [2,3,4,5] (Acquired 12/22/04, Cost $954,709, 0.1%)	6.93	06/10/35	1,075	324,357
Series 2004-B, Class B9 [2,3,4,5] (Acquired 05/21/04, Cost $281,712, 0.0%)	8.43	02/10/36	282	166,564
Series 2004-A, Class B10 [2,3,4,5] (Acquired 03/09/04, Cost $208,172, 0.0%)	11.68	02/10/36	145	2,659
Securitized Asset Backed Receivables LLC Trust
Series 2007-NC1, Class A2B [5,6]	0.32	12/25/36	6,222	3,591,544
Series 2007-BR2, Class A2 [5,6]	0.40	02/25/37	4,018	2,331,371
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2006-AR17, Class 1A [5]	0.94	12/25/46	1,195	959,728
Series 2007-HY5, Class 3A1 [5]	4.57	05/25/37	1,574	1,495,070
Series 2003-S1, Class B4 [2,3,4] (Acquired 10/25/07, Cost $16,475, 0.0%)	5.50	04/25/33	111	1
Series 2007-5, Class A11 [5,7]	38.45	06/25/37	107	206,752
Series 2005-6, Class 2A3 [5,7]	49.27	08/25/35	155	270,650
Wells Fargo Mortgage Backed Securities Trust
Series 2004-6, Class B4 [4] (Acquired 04/13/05, Cost $529,584, 0.0%)	5.50	06/25/34	573	58,207
Series 2006-9, Class 1A19	6.00	08/25/36	6,585	6,542,344

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited) (continued)
March 31, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2007-8, Class 1A22	6.00%	07/25/37	$ 5,750	$ 5,811,078
Series 2007-8, Class 2A2	6.00	07/25/37	1,003	985,971
Series 2007-13, Class A7	6.00	09/25/37	370	371,420
Series 2005-18, Class 2A10 [5,7]	22.11	01/25/36	203	250,781
Total Non-Agency Mortgage-Backed Securities				191,790,300
Total RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $184,396,186)				191,790,300
COMMERCIAL MORTGAGE RELATED HOLDINGS – 50.8%
Class B Notes – 1.3%
901 Ponce de Leon Blvd	10.73	09/01/19	1,875	1,875,000
Barrington Centre Office	11.73	07/01/17	545	545,000
Creekwood Village Apartments	10.73	04/01/20	670	670,000
Kicullen Quads	10.73	01/01/18	500	500,000
La Paloma Corporate Center	10.73	09/01/17	500	500,000
Shoppes at Forest Greene	9.73	01/01/18	525	525,000
Total Class B Notes				4,615,000
Commercial Mortgage-Backed Securities – 47.6%
A10 Securitization LLC
Series 2014-1, Class B [2,3]	3.87	04/15/33	2,112	2,132,856
Series 2013-2, Class B [2,3]	4.38	11/15/27	2,927	3,004,612
Series 2014-1, Class C [2,3]	4.57	04/15/33	1,171	1,177,171
Series 2014-1, Class D [2,3]	5.08	04/15/33	328	325,944
Series 2013-2, Class C [2,3]	5.12	11/15/27	2,000	2,068,524
Series 2013-2, Class D [2,3]	6.23	11/15/27	501	528,505
ACRE Commercial Mortgage Trust
Series 2013-FL1, Class D [1,2,3,5]	4.57	06/15/30	5,000	5,002,060
Banc of America Commercial Mortgage Trust
Series 2006-6, Class AJ [1]	5.42	10/10/45	13,150	13,627,727
Series 2007-3, Class AJ [1]	5.74	06/10/49	14,670	15,093,596
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW11, Class H [2,3,4] (Acquired 03/08/06, Cost $1,698,878, 0.0%)	5.43	03/11/39	1,741	29,594
Commercial Mortgage Lease-Backed Certificate
Series 2001-CMLB, Class A1 [2,3,8]	6.75	06/20/31	57	57,314
Commercial Mortgage Trust
Series 2007-C9, Class AJFL [1,2,3,5]	0.87	12/10/49	9,277	9,042,700
Series 2007-GG7, Class AJ [1]	6.01	07/10/38	3,830	3,919,925
Series 2007-GG11, Class B	6.35	12/10/49	3,568	3,324,983
Series 2007-GG11, Class C	6.35	12/10/49	8,400	6,795,247
Series 2007-GG11, Class AJ [1]	6.75	12/10/49	10,330	10,948,581
Credit Suisse Commercial Mortgage Trust
Series 2007-C2, Class AMFL [1,5]	0.41	01/15/49	7,000	6,720,700
Series 2006-C1, Class K [2,3,4] (Acquired 03/07/06, Cost $5,905,272, 0.1%)	5.64	02/15/39	6,199	474,330
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-C2, Class AMFX [1]	4.88	04/15/37	10,800	10,801,199

See Notes to Financial Statements.
2015 Semi-Annual Report11

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited) (continued)
March 31, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
COMMERCIAL MORTGAGE RELATED HOLDINGS (continued)
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-CB20, Class AM	5.88%	02/12/51	$ 1,180	$ 1,293,437
Series 2009-IWST, Class D [1,2,3,4] (Acquired 06/28/07, Cost $7,662,505, 2.3%)	7.45	12/05/27	7,000	8,429,253
LB-UBS Commercial Mortgage Trust
Series 2007-C1, Class AJ [1]	5.48	02/15/40	7,460	7,783,965
Series 2007-C7, Class AJ	6.46	09/15/45	10,000	10,711,350
LNR CDO V Ltd.
Series 2007-1A, Class F [2,3,4,5] (Acquired 02/27/07, Cost $3,750,000, 0.0%)	1.62	12/26/49	3,750	—
Morgan Stanley Capital I Trust
Series 2006-IQ11, Class J [2,3,4] (Acquired 05/24/06, Cost $0, 0.0%)	5.53	10/15/42	172	2,748
Series 2007-HQ13, Class A3 [1]	5.57	12/15/44	6,108	6,529,965
Series 2007-T25, Class AJ [1]	5.57	11/12/49	12,500	12,865,175
Series 2007-T27, Class AJ [1]	5.65	06/11/42	3,757	4,120,076
Series 2007-IQ14, Class A4 [1]	5.69	04/15/49	6,690	7,174,169
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class L [2,3,4] (Acquired 05/11/07, Cost $0, 0.0%)	5.13	04/15/47	1,788	358
Series 2005-C20, Class F [2,3,4] (Acquired 10/15/10, Cost $3,464,212, 1.1%)	5.39	07/15/42	4,000	3,920,236
Series 2007-C30, Class AJ	5.41	12/15/43	6,500	6,650,897
Series 2007-C33, Class AJ	6.15	02/15/51	10,000	10,545,860
Total Commercial Mortgage-Backed Securities				175,103,057
Mezzanine Loan – 1.9%
BOCA Mezzanine	8.17	08/15/15	7,107	7,106,803
Total Mezzanine Loan				7,106,803
Total COMMERCIAL MORTGAGE RELATED HOLDINGS (Cost $183,718,831)				186,824,860
INTEREST-ONLY SECURITIES – 3.6%
Commercial Mortgage Trust
Series 2001-J2A, Class EIO [2,3,5,9]	3.85	07/16/34	10,000	526,700
Federal National Mortgage Association
Series 2012-125, Class MI [9]	3.50	11/25/42	4,313	827,972
Series 2013-32, Class IG [9]	3.50	04/25/33	7,197	1,022,715
Series 2011-46, Class BI [9]	4.50	04/25/37	4,376	443,452
GMAC Commercial Mortgage Securities, Inc.
Series 2003-C1, Class X1 [2,3,5,9]	1.46	05/10/36	1,456	38,608
Government National Mortgage Association
Series 2005-76, Class IO [1,5,9]	0.60	09/16/45	17,078	208,640
Series 2012-70, Class IO [1,5,9]	0.84	08/16/52	40,909	2,233,916
Series 2012-78, Class IO [1,5,9]	0.85	06/16/52	30,353	1,741,295
Series 2012-95, Class IO [1,5,9]	0.88	02/16/53	10,524	729,145
Series 2013-40, Class IO [1,5,9]	1.07	06/16/54	19,347	1,277,624
Series 2010-132, Class IO [1,5,9]	1.10	11/16/52	8,327	428,335
Series 2012-132, Class IO [1,5,9]	1.12	06/16/54	23,262	1,579,564
Series 2012-89, Class IO [1,5,9]	1.27	12/16/53	34,496	2,119,764

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited) (continued)
March 31, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
INTEREST-ONLY SECURITIES (continued)
Vendee Mortgage Trust
Series 1997-2, Class IO [5,9]	0.03%	06/15/27	$ 11,356	$ 7,711
Wachovia Commercial Mortgage Pass-Through Certificates
Series 2002-C2, Class IO1 [2,3,5,9]	2.19	11/15/34	896	1,447
Total INTEREST-ONLY SECURITIES (Cost $14,109,873)				13,186,888
CORPORATE BONDS – 10.6%
Automotive – 0.2%
American Axle & Manufacturing, Inc. [1]	6.63	10/15/22	300	321,750
American Axle & Manufacturing, Inc. [1]	7.75	11/15/19	350	398,125
Total Automotive				719,875
Basic Industry – 1.6%
Alpha Natural Resources, Inc.	6.25	06/01/21	775	195,688
Arch Coal, Inc.	7.25	06/15/21	925	212,750
Associated Materials LLC [1]	9.13	11/01/17	500	435,000
Cascades, Inc. [10]	7.88	01/15/20	500	518,437
FMG Resources August 2006 Property Ltd. [2,3,10]	6.88	04/01/22	525	387,844
Hexion, Inc. [1]	9.00	11/15/20	600	420,000
Ineos Finance PLC [1,2,3,10]	7.50	05/01/20	425	448,375
Masonite International Corp. [1,2,3,10]	8.25	04/15/21	600	639,750
Polymer Group, Inc. [1]	7.75	02/01/19	450	466,875
PulteGroup, Inc. [1]	6.38	05/15/33	550	569,250
Trinseo Materials Operating SCA [1,10]	8.75	02/01/19	517	545,435
United States Steel Corp.	7.00	02/01/18	325	339,625
Xerium Technologies, Inc. [1]	8.88	06/15/18	525	542,062
Total Basic Industry				5,721,091
Capital Goods – 0.3%
Crown Cork & Seal Company, Inc.	7.38	12/15/26	350	400,750
Terex Corp.	6.50	04/01/20	600	624,000
Total Capital Goods				1,024,750
Consumer Goods – 0.3%
ACCO Brands Corp. [1]	6.75	04/30/20	600	628,500
Post Holdings, Inc. [1]	7.38	02/15/22	500	517,500
Total Consumer Goods				1,146,000
Consumer Non-Cyclical – 0.1%
Bumble Bee Holdings, Inc. [1,2,3]	9.00	12/15/17	516	541,800
Energy – 1.8%
Atlas Pipeline Finance Corp. [1]	5.88	08/01/23	600	576,078
BreitBurn Energy Partners LP	7.88	04/15/22	675	486,000
Calfrac Holdings LP [1,2,3]	7.50	12/01/20	600	532,500
Crestwood Midstream Partners LP	6.00	12/15/20	600	603,000
EV Energy Partners LP [1]	8.00	04/15/19	800	728,000
Ferrellgas Partners LP	8.63	06/15/20	500	516,250
Global Partners LP [1,2,3]	6.25	07/15/22	400	394,000
Hilcorp Energy I LP [2,3]	8.00	02/15/20	600	621,000

See Notes to Financial Statements.
2015 Semi-Annual Report13

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited) (continued)
March 31, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
ION Geophysical Corp.	8.13%	05/15/18	$ 300	$ 234,000
Linn Energy LLC	7.75	02/01/21	300	238,500
Linn Energy LLC	8.63	04/15/20	300	255,750
Precision Drilling Corp. [10]	6.63	11/15/20	300	282,750
RKI Exploration & Production LLC [2,3]	8.50	08/01/21	350	332,500
Trinidad Drilling Ltd. [1,2,3,10]	7.88	01/15/19	600	558,000
W&T Offshore, Inc.	8.50	06/15/19	600	363,000
Total Energy				6,721,328
Healthcare – 1.1%
CHS/Community Health Systems, Inc. [1]	7.13	07/15/20	700	742,000
HCA, Inc. [1]	5.88	05/01/23	150	162,000
HCA, Inc. [1]	8.00	10/01/18	600	695,250
Jaguar Holding Company II [1,2,3]	9.50	12/01/19	600	645,000
Kindred Healthcare, Inc. [1]	6.38	04/15/22	700	706,125
Service Corporation International [1]	6.75	04/01/16	400	418,000
Service Corporation International [1]	8.00	11/15/21	450	531,000
Total Healthcare				3,899,375
Leisure – 0.9%
Boyd Gaming Corp.	9.00	07/01/20	600	647,250
Cedar Fair LP	5.25	03/15/21	200	206,500
Chester Downs & Marina LLC [1,2,3]	9.25	02/01/20	825	627,000
MGM Resorts International	7.63	01/15/17	350	374,937
MGM Resorts International	7.75	03/15/22	125	140,781
MTR Gaming Group, Inc.	11.50	08/01/19	621	672,181
Palace Entertainment Holdings LLC [2,3]	8.88	04/15/17	525	532,875
Total Leisure				3,201,524
Media – 1.1%
Cablevision Systems Corp.	8.63	09/15/17	500	562,500
CCO Holdings LLC	5.75	01/15/24	250	259,688
CCO Holdings LLC	6.63	01/31/22	300	320,625
Clear Channel Worldwide Holdings, Inc.	7.63	03/15/20	750	789,375
Lamar Media Corp.	5.38	01/15/24	550	573,375
Mediacom Broadband LLC	6.38	04/01/23	550	577,500
National CineMedia LLC	6.00	04/15/22	525	539,437
Numericable-SFR [2,3,10]	6.00	05/15/22	500	506,250
Total Media				4,128,750
Retail – 0.4%
L Brands, Inc. [1]	7.60	07/15/37	500	568,750
Levi Strauss & Co. [1]	7.63	05/15/20	600	624,000
Roundy's Supermarkets, Inc. [2,3]	10.25	12/15/20	500	432,188
Total Retail				1,624,938
Services – 1.2%
Avis Budget Car Rental LLC	5.50	04/01/23	550	565,812
Casella Waste Systems, Inc.	7.75	02/15/19	500	500,000
H&E Equipment Services, Inc.	7.00	09/01/22	600	618,000
Iron Mountain, Inc.	6.00	08/15/23	250	263,125

See Notes to Financial Statements.
14Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited) (continued)
March 31, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Iron Mountain, Inc.	8.38%	08/15/21	$ 18	$ 18,743
Isle of Capri Casinos, Inc. [1]	7.75	03/15/19	600	622,875
Jurassic Holdings III, Inc. [2,3]	6.88	02/15/21	100	87,000
MGM Resorts International	8.63	02/01/19	275	313,500
Standard Pacific Corp. [1]	8.38	05/15/18	300	342,750
Standard Pacific Corp. [1]	8.38	01/15/21	450	520,875
United Rentals North America, Inc. [1]	7.63	04/15/22	450	492,300
Total Services				4,344,980
Technology & Electronics – 0.2%
First Data Corp. [1,2,3]	7.38	06/15/19	750	783,750
Telecommunications – 1.4%
CenturyLink, Inc.	7.65	03/15/42	300	306,750
Cincinnati Bell, Inc.	8.38	10/15/20	414	440,393
Cincinnati Bell, Inc.	8.75	03/15/18	132	135,267
Fairpoint Communications, Inc. [1,2,3]	8.75	08/15/19	600	633,000
Frontier Communications Corp.	7.13	03/15/19	600	652,500
Intelsat Jackson Holdings SA [10]	5.50	08/01/23	600	566,250
Level 3 Financing, Inc.	8.63	07/15/20	525	568,969
Qwest Capital Funding, Inc. [1]	6.88	07/15/28	350	355,250
T-Mobile USA, Inc.	6.63	04/01/23	550	575,437
Wind Acquisition Finance SA [2,3,10]	7.38	04/23/21	250	259,375
Windstream Corp.	7.50	06/01/22	525	506,625
Total Telecommunications				4,999,816
Total CORPORATE BONDS (Cost $40,607,957)				38,857,977

	Shares	Value
PREFERRED STOCKS – 2.5%
Finance & Investment – 2.5%
Ally Financial, Inc., 7.00% [2,3]	5,000	$ 5,132,031
Public Storage, 6.00%	160,000	4,140,800
Total Finance & Investment		9,272,831
Total PREFERRED STOCKS (Cost $9,031,250)		9,272,831
Total Investments – 129.5% (Cost $466,402,292)		476,170,803
Liabilities in Excess of Other Assets – (29.5)%		(108,376,269)
TOTAL NET ASSETS – 100.0%		$ 367,794,534

See Notes to Financial Statements.
2015 Semi-Annual Report15

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited)  (continued)
March 31, 2015

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	—Portion or entire principal amount delivered as collateral for reverse repurchase agreements.
2	—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2015, the total value of all such securities was $101,758,545 or 27.7% of net assets.
3	—Private Placement.
4	—Restricted Illiquid Securities - Securities that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund's Board of Directors. The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively. As of March 31, 2015, the total value of all such securities was $19,635,133 or 5.3% of net assets.
5	—Variable rate security – Interest rate shown is the rate in effect as of March 31, 2015.
6	—Security is a “step up” bond where the coupon increases or steps up at a predetermined date.
7	—Security is an inverse floating rate bond.
8	—Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of March 31, 2015, the total value of all such securities was $57,314 or 0.0% of net assets.
9	—Interest rate is based on the notional amount of the underlying mortgage pools.
10	—Foreign security or a U.S. security of a foreign company.

See Notes to Financial Statements.
16Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Statement of Assets and Liabilities (Unaudited)
March 31, 2015

Assets:
Investments in securities, at value	$476,170,803
Cash	33,160,748
Cash collateral for reverse repurchase agreements	4,233,047
Interest receivable	2,620,123
Principal paydown receivable	6,370
Prepaid expenses	35,443
Total assets	516,226,534
Liabilities:
Reverse repurchase agreements (Note 6)	141,711,000
Interest payable for reverse repurchase agreements (Note 6)	490,343
Payable for TBA transactions	5,824,255
Investment advisory fee payable (Note 4)	203,577
Administration fee payable (Note 4)	62,639
Directors' fee payable	13,958
Accrued expenses	126,228
Total liabilities	148,432,000
Commitments and contingencies (Note 10)
Net Assets	$367,794,534
Composition of Net Assets:
Capital stock, at par value ($0.01 par value, 50,000,000 shares authorized) (Note 7)	$ 139,607
Additional paid-in capital (Note 7)	438,495,447
Distributions in excess of net investment income	(1,435,066)
Accumulated net realized loss on investment transactions and futures transactions	(79,173,965)
Net unrealized appreciation on investments	9,768,511
Net assets applicable to capital stock outstanding	$367,794,534
Total investments at cost	$466,402,292
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	13,960,683
Net asset value per share	$ 26.35

See Notes to Financial Statements.
2015 Semi-Annual Report17

BROOKFIELD TOTAL RETURN FUND INC.
Statement of Operations (Unaudited)
For the Six Months Ended March 31, 2015

Investment Income (Note 2):
Interest	$ 17,094,407
Dividends	292,361
Total investment income	17,386,768
Expenses:
Investment advisory fees (Note 4)	1,202,099
Administration fees (Note 4)	369,877
Fund accounting servicing fees	74,847
Directors' fees	55,576
Reports to stockholders	49,358
Legal fees	46,941
Audit and tax services	32,411
Transfer agent fees	21,445
Custodian fees	20,797
Insurance	20,085
Registration fees	12,151
Miscellaneous	11,513
Total operating expenses	1,917,100
Interest expense on reverse repurchase agreements (Note 6)	989,555
Total expenses	2,906,655
Net investment income	14,480,113
Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain on investment transactions	7,123,444
Net change in unrealized depreciation on investments	(13,806,579)
Net realized and unrealized loss on investments	(6,683,135)
Net increase in net assets resulting from operations	$ 7,796,978

See Notes to Financial Statements.
18Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2015 (Unaudited)	For the Ten Months Ended September 30, 2014^	For the Fiscal Year Ended November 30, 2013
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 14,480,113	$ 25,753,661	$ 29,044,043
Net realized gain (loss) on investment transactions and futures transactions	7,123,444	1,313,481	(4,647,333)
Net change in unrealized appreciation (depreciation) on investments and futures	(13,806,579)	11,969,858	27,427,335
Net increase in net assets resulting from operations	7,796,978	39,037,000	51,824,045
Distributions to Stockholders (Note 2):
Net investment income	(15,915,179)	(25,868,594)	(29,305,886)
Return of capital	—	(656,704)	(2,523,318)
Total distributions paid	(15,915,179)	(26,525,298)	(31,829,204)
Capital Stock Transactions (Note 7):
Proceeds from rights offering, net of offering costs	—	—	73,021 *
Reinvestment of distributions	—	—	29,572
Net increase in net assets from capital stock transactions	—	—	102,593
Total increase (decrease) in net assets	(8,118,201)	12,511,702	20,097,434
Net Assets:
Beginning of period	375,912,735	363,401,033	343,303,599
End of period	$367,794,534	$375,912,735	$363,401,033
(including distributions in excess of net investment income of)	$ (1,435,066)	$ —	$ —

Share Transactions:
Reinvested shares	—	—	1,122

^	The Fund changed its fiscal year end from November 30 to September 30.
*	This amount represents an adjustment to paid-in capital in connection with the rights offering.

See Notes to Financial Statements.
2015 Semi-Annual Report19

BROOKFIELD TOTAL RETURN FUND INC.
Statement of Cash Flows (Unaudited)
For the Six Months Ended March 31, 2015

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$ 7,796,978
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(59,702,003)
Proceeds from disposition of long-term portfolio investments and principal paydowns	105,077,679
Purchases of TBA transactions, net	(1,501,659)
Decrease in interest receivable	141,851
Decrease in receivable for investments sold	1,282,818
Decrease in principal paydown receivable	3,012
Increase in prepaid expenses	(29,126)
Decrease in interest payable for reverse repurchase agreements	(40,439)
Increase in payable for TBA transactions	1,606,602
Increase in investment advisory fee payable	2,238
Increase in administration fee payable	688
Increase in directors' fee payable	3,900
Decrease in accrued expenses	(4,563)
Net accretion or amortization on investments and paydown gains or losses on investments	(3,267,180)
Unrealized depreciation on investments	13,806,579
Net realized gain on investment transactions	(7,123,444)
Net cash provided by operating activities	58,053,931
Cash flows used for financing activities:
Net cash used for reverse repurchase agreements	(19,811,000)
Distributions paid to stockholders, net of reinvestments	(15,915,179)
Net cash used for financing activities	(35,726,179)
Net increase in cash	22,327,752
Cash at beginning of period	15,066,043
Cash at end of period	$ 37,393,795
Supplemental Disclosure of Cash Flow Information:
Interest payments on the reverse repurchase agreements for the six months ended March 31, 2015, totaled $1,029,994.
Cash at end of period includes $4,233,047 for collateral for reverse repurchase agreements.

See Notes to Financial Statements.
20Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Financial Highlights

	For the Six Months Ended March 31,	For the Ten Months Ended September 30,	For the Fiscal Years Ended November 30,
	2015 (Unaudited)	2014 [5]	2013	2012	2011 [7]	2010 [7]	2009 [7]
Per Share Operating Performance:
Net asset value, beginning of period	$ 26.93	$ 26.03	$ 24.59	$ 22.80	$ 24.80	$ 21.84	$ 19.48
Net investment income	1.04 [1]	1.85	2.08	2.24	1.68	2.12	2.04
Net realized and unrealized gain (loss) on investment transactions	(0.48)	0.95	1.64	3.01	(1.20)	2.92	2.60
Net increase in net asset value resulting from operations	0.56	2.80	3.72	5.25	0.48	5.04	4.64
Distributions from net investment income	(1.14)	(1.85)	(2.10)	(2.24)	(1.84)	(2.08)	(2.28)
Return of capital distributions	—	(0.05)	(0.18)	(0.04)	(0.64)	—	—
Total distributions paid	(1.14)	(1.90)	(2.28)	(2.28)	(2.48)	(2.08)	(2.28)
Change due to rights offering[2]	—	—	—	(1.18)	—	—	—
Net asset value, end of period	$ 26.35	$ 26.93	$ 26.03	$ 24.59	$ 22.80	$ 24.80	$ 21.84
Market price, end of period	$ 24.27	$ 24.97	$ 23.31	$ 24.05	$ 22.56	$ 24.04	$ 20.80
Total Investment Return†	1.76% [3]	15.72% [3]	6.41%	17.29%	4.11%	26.63%	32.45%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$367,795	$375,913	$363,401	$343,304	$176,463	$191,738	$168,907
Gross operating expenses	1.04% [4]	1.03% [4]	1.04%	1.30%	1.18%	1.23%	1.29%
Interest expense	0.53% [4]	0.55% [4]	0.39%	0.41%	0.53%	0.31%	0.14%
Total expenses	1.57% [4]	1.58% [4]	1.43%	1.71%	1.71%	1.54%	1.43%
Net investment income	7.83% [4]	8.31% [4]	8.13%	9.19%	6.83%	9.34%	10.01%
Portfolio turnover rate	12% [3]	26% [3]	38%	75%	43%	204%	73%
Reverse repurchase agreements, end of period (000s)	$141,711	$161,522	$163,540	$103,490	$ 80,751	$ 81,513	$ 9,213
Asset coverage per $1,000 unit of senior indebtedness[6]	$ 3,595	$ 3,327	$ 3,222	$ 4,317	$ 3,185	$ 3,352	$19,333

†	Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Effective as of the close of business on September 20, 2012, the Fund issued transferrable rights to its stockholders to subscribe for up to 3,500,000 shares of common stock at a rate of one share for every 3 rights held. The subscription price was set at 90% of the average closing price for the last 5 trading days of the offering period. The shares were subscribed at a price of $21.50 which was less than the NAV of $25.35 thus creating a dilutive effect on the NAV.
[3]	Not annualized.
[4]	Annualized.
[5]	Amounts shown are for the ten months ended September 30, 2014 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[6]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
[7]	The Fund had a 1:4 reverse stock split with ex-dividend and payable dates of August 21, 2012 and August 22, 2012, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Fiscal Years Ended November 30,	2011	2010	2009
Net Asset Value (prior to reverse stock split)	$5.70	$6.20	$5.46
Market Price (prior to reverse stock split)	$5.64	$6.01	$5.20

See Notes to Financial Statements.
2015 Semi-Annual Report21

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited)
March 31, 2015

1.The Fund
Brookfield Total Return Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland as a corporation on May 26, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The Fund's primary investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the active management of a portfolio of securities. The Fund’s investment objective is fundamental and may not be changed without approval by the majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. No assurance can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
22Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2015

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund’s Board of Directors (“Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. Pursuant to the procedures, securities in the Fund are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. However, if (i) a market value or price is not readily available, (ii) the available quotations are not believed to be reflective of market value by the Adviser, or (iii) a significant event has occurred that would materially affect the value of the security, the security is fair valued, as determined in good faith, by the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of
2015 Semi-Annual Report23

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2015

the Adviser’s Valuation Committee. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2015:
Valuation Inputs	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$ 19,952,576	$ —	$ 19,952,576
Asset-Backed Securities	—	16,285,371	—	16,285,371
Residential Mortgage Related Holdings	—	—	191,790,300	191,790,300
Commercial Mortgage Related Holdings	—	—	186,824,860	186,824,860
Interest-Only Securities	—	—	13,186,888	13,186,888
Corporate Bonds	—	38,857,977	—	38,857,977
Preferred Stocks	9,272,831	—	—	9,272,831
Total	$ 9,272,831	$ 75,095,924	$ 391,802,048	$ 476,170,803
The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of March 31, 2015. The table is not all-inclusive, but provides information on the significant Level 3 inputs.
	Quantitative Information about Level 3 Fair Value Measurements(1)
	Value as of March 31, 2015	Valuation Methodology	Significant Unobservable Input	Price
Commercial Mortgage Related Holdings
Commercial Mortgage-Backed Securities	$57,314	Evaluated bid prices	Implied Spread to Index	$100.35

(1) The table above does not include level 3 securities that are valued by brokers and pricing services. At March 31, 2015, the value of these securities was $391,744,734. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in the Valuation of Investments in Note 2. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
24Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2015

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Asset- Backed Securities	Residential Mortgage Related Holdings	Commercial Mortgage Related Holdings	Interest-Only Securities	Total
Balance as of September 30, 2014	$ 1,773,069	$171,344,876	$222,025,425	$ 18,358,034	$ 413,501,404
Accrued Discounts (Premiums)	—	1,086,216	2,938,150	(1,488,233)	2,536,133
Realized Gain (Loss)	—	5,872,773	5,033,858	23,803,809	34,710,440
Change in Unrealized Appreciation (Depreciation)	(8,775)	(4,553,022)	(7,252,029)	(519,583)	(12,333,409)
Purchases at cost	—	46,995,046	4,615,000	—	51,610,046
Sales proceeds	(1,764,294)	(44,109,758)	(40,535,544)	(26,967,139)	(113,376,735)
Transfers into Level 3	—	15,154,169	—	—	15,154,169 (a)
Balance as of March 31, 2015	$ —	$191,790,300	$186,824,860	$ 13,186,888	$ 391,802,048
Change in unrealized gains or losses relating to assets still held at reporting date:	$ —	$ (362,996)	$ (1,295,322)	$ (382,603)	$ (2,040,921)

(a) Transfers into and out of Level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or an increase in available market inputs to determine price.
For the six months ended March 31, 2015, there was no security transfer activity between Level 1 and Level 2. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.
Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of March 31, 2015, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of March 31, 2015, open taxable years consisted of the taxable years ended November 30, 2012 through November 30, 2013 and September 30, 2014. No examination of the Fund’s tax returns is currently in progress.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of both.
2015 Semi-Annual Report25

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2015

Distributions: The Fund declares and pays distributions, which includes dividends paid monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, the Fund will record the transactions and thereafter reflect the values of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Adviser will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Adviser and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.
TBA Transactions: The Fund may enter into to-be-announced (“TBA”) transactions to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. A TBA transaction is a purchase or sale of a U.S. government agency mortgage pass-through security for future settlement at an agreed upon date. The term “U.S. government agency mortgage pass-through security” refers to a category of passthrough securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). In the basic pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. TBA transactions increase the liquidity and pricing efficiency of transactions in such mortgage-backed securities since they permit similar mortgage-backed securities to be traded interchangeably pursuant to commonly observed settlement and delivery requirements. Proceeds of TBA transactions are not received until the contractual settlement date. The Fund may use TBA transactions to acquire and maintain exposure to mortgage-backed securities in either of two ways. Typically, the Fund will enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is commonly known as a “TBA roll.” In a “TBA roll,” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a
26Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2015

new TBA agreement for future delivery of pools of mortgage pass-through securities. Alternatively, the Fund will enter into TBA agreements and settle such transactions on the stipulated settlement date by actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Unsettled TBA agreements are valued at the current market value of the underlying securities, according to the procedures described above under the Valuation of Investments in Note 2. Each TBA position is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.
TBA transactions outstanding at March 31, 2015 were as follows:
Purchases:
Security Name	Interest Rate	Principal Amount	Current Payable
Federal Home Loan Mortgage Corporation	4.00%	$2,000,000	$2,128,826
Federal National Mortgage Association	3.50%	1,500,000	1,566,290
Federal National Mortgage Association	4.00%	2,000,000	2,129,139
Total	$5,500,000	$5,824,255
Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.
Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market. The Fund did not have any futures contracts outstanding during the six months ended March 31, 2015.
3.Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities
The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.
The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares.
2015 Semi-Annual Report27

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2015

During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
4.Investment Advisory Agreement and Affiliated Transactions
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreement, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 0.65% of the Fund’s average weekly net assets. During the six months ended March 31, 2015, the Adviser earned $1,202,099 from the Fund.
The Fund has entered into an Administration Agreement with the Adviser. The Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. During the six months ended March 31, 2015, the Adviser earned $369,877 from the Fund. The Adviser is responsible for any fees due to the Sub-Administrator.
28Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2015

5.Purchases and Sales of Investments
Purchases and sales of investments, excluding short-term securities, TBA transactions and reverse repurchase agreements, for the six months ended March 31, 2015, were as follows:
Long-Term Securities (excluding U.S. Government Securities)		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$59,702,003	$100,427,370	$—	$4,650,309
6.Borrowings
The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
2015 Semi-Annual Report29

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2015

At March 31, 2015, the Fund had the following reverse repurchase agreements outstanding:
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
Credit Suisse	0.40%	02/05/15	05/05/15	$ 606,000	$ 606,370
Goldman Sachs	0.40%	02/03/15	05/04/15	7,712,000	7,716,884
JP Morgan Chase	0.37%	01/05/15	04/06/15	5,468,000	5,472,833
JP Morgan Chase	1.02%	03/02/15	04/02/15	1,849,000	1,850,576
JP Morgan Chase	1.03%	03/11/15	04/10/15	2,963,000	2,964,773
JP Morgan Chase	1.10%	01/12/15	04/13/15	11,690,000	11,718,290
JP Morgan Chase	1.15%	01/12/15	04/13/15	2,415,000	2,421,109
JP Morgan Chase	1.16%	01/20/15	04/20/15	1,764,000	1,768,024
JP Morgan Chase	1.61%	01/26/15	04/20/15	6,724,000	6,743,499
RBC Capital Markets	0.88%	01/02/15	04/02/15	12,679,000	12,706,590
RBC Capital Markets	0.88%	01/28/15	04/02/15	560,000	560,863
RBC Capital Markets	0.89%	03/12/15	06/12/15	2,162,000	2,163,072
RBC Capital Markets	1.36%	01/28/15	04/28/15	4,606,000	4,616,931
RBC Capital Markets	1.50%	01/16/15	04/16/15	16,741,000	16,793,441
RBC Capital Markets	1.51%	01/02/15	04/02/15	10,853,000	10,893,397
RBC Capital Markets	1.58%	12/03/14	06/03/15	4,047,000	4,068,123
RBC Capital Markets	1.59%	12/12/14	06/12/15	43,043,000	43,251,816
RBC Capital Markets	1.88%	10/02/14	10/02/15	3,061,000	3,089,912
RBC Capital Markets	1.93%	10/02/14	10/02/15	2,768,000	2,794,840
Total	$141,711,000	$142,201,343
(1) The average daily balance of reverse repurchase agreements outstanding for the Fund during the six months ended March 31, 2015 was $154,239,351 at a weighted average interest rate of 1.29%.
Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Reverse Repurchase Agreements	$141,711,000	$—	$141,711,000	$141,711,000	$—	$—
Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy
30Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2015

or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.
7.Capital Stock
The Fund has 50,000,000 shares of $0.01 par value common stock authorized. Of the 13,960,683 shares outstanding at March 31, 2015 for the Fund, the Adviser owned 4,647 shares. The Fund’s Board is authorized to classify and reclassify any unissued shares of capital stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. The Board, without any action by the stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the series that the Fund has authority to issue.
The common shares have no preemptive, conversion, exchange or redemption rights. All shares of the Fund’s common stock have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. For the fiscal year ended November 30, 2013, the Fund issued 1,122 shares for the reinvestment of distributions. For the ten months ended September 30, 2014 and the six months ended March 31, 2015, the Fund did not issue any shares for the reinvestment of distributions.
The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock of the Fund, or approximately 3.7 million of the Fund’s shares, is authorized for repurchase. The purchase prices may not exceed the then-current net asset value.
For the six months ended March 31, 2015, the ten months ended September 30, 2014 and the fiscal year ended November 30, 2013, no shares were repurchased by the Fund. Since inception of the stock repurchase program for the Fund, 2,119,740 shares have been repurchased at an aggregate cost of $18,809,905 and at an average discount of 13.20% to net asset value. All shares repurchased have been retired.
8.Financial Instruments
The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
9.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of distributions for the six months ended March 31, 2015 is expected to be from ordinary income but will be determined at the end of the Fund's fiscal year.
The tax character of distributions paid for the periods ended were as follows:
	Ten Months Ended September 30, 2014	Fiscal Year Ended November 30, 2013
Ordinary income	$25,868,594	$29,305,886
Return of capital	656,704	2,523,318
Total distributions	$26,525,298	$31,829,204
2015 Semi-Annual Report31

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2015

A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
At September 30, 2014, the Fund's most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:
Capital loss carryforward(1)	$(86,297,409)
Tax basis unrealized appreciation on investments	23,575,090
Total tax basis net accumulated losses	$(62,722,319)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of September 30, 2014, the Fund had a capital loss carryforward of:
Expiring In:
2015	$ 3,792,571
2016	7,710,904
2017	38,404,880
2018	18,161,948
2019	12,712,591
Infinite (Short-Term)	374,985
Infinite (Long-Term)	5,139,530
Federal Income Tax Basis: The federal income tax basis of the Fund's investments at March 31, 2015 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$466,402,292	$29,071,249	$(19,302,738)	$9,768,511
Capital Account Reclassifications: Because Federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities, distribution reclassifications, and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.
10.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
11.New Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No.
32Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2015

2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The effective date of this ASU is for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management has determined that this guidance will not have an impact on the Fund's financial statement disclosure.
12.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Dividends: The Fund’s Board declared the following monthly dividends:
Dividend Per Share	Record Date	Payable Date
$0.1900	April 23, 2015	April 29, 2015
$0.1900	May 14, 2015	May 28, 2015
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
2015 Semi-Annual Report33

BROOKFIELD TOTAL RETURN FUND INC.
Compliance Certification  (Unaudited)
March 31, 2015

On February 26, 2015, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
34Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Proxy Results  (Unaudited)
March 31, 2015

At the Annual Meeting of Stockholders of the Fund held on February 25, 2015, the stockholders voted on a proposal to elect a Director Nominee or Class I Director to the Board of Directors of the Fund. A description of the proposal and the shares voted in favor, shared voted against and shares abstaining with respect to the proposal were as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1	To elect to the Fund's Board of Directors Stuart A. McFarland	12,024,084	555,218	—
2	To elect to the Fund's Board of Directors Heather S. Goldman	12,005,781	573,521	—
2015 Semi-Annual Report35

BROOKFIELD TOTAL RETURN FUND INC.
Dividend Reinvestment Plan  (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
The Fund may suspend the Plan from time to time, under certain circumstances.
A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
36Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Joint Notice of Privacy Policy  (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
2015 Semi-Annual Report37

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Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022
Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Directors of the Fund
Edward A. Kuczmarski	Chairman
Louis P. Salvatore	Audit Committee Chairman
Stuart A. McFarland	Director
Heather S. Goldman	Director
Jonathan C. Tyras	Director (Interested)

Officers of the Fund
Brian F. Hurley	President
Michelle Russell-Dowe	Vice President
Angela W. Ghantous	Treasurer
Alexis I. Rieger	Secretary
Seth A. Gelman	Chief Compliance Officer
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

             Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated              Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

    (2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

    (3) None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD TOTAL RETURN FUND INC

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: June 4, 2015

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date: June 4, 2015